                                                                      Exhibit j

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 33 to the registration statement on Form N1-A (the "Registration Statement") of CitiFunds Fixed Income Trust of our report dated December 14, 1999, relating to the financial statements and financial highlights appearing in the October 31, 1999 Annual Report of CitiFunds Intermediate Income Portfolio, which financial statements and financial highlights are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Financial Highlights" with respect to the information for the fiscal year ending October 31, 1999 in the Prospectus and under the headings "Auditors" and "Financial Statements" in the Statement of Additional Information.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 25, 2000

                                                                      Exhibit j

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 33 to the registration statement on Form N1-A (the "Registration Statement") of CitiFunds Fixed Income Trust of our report dated December 14, 1999, relating to the financial statements and financial highlights of the U.S. Fixed Income Portfolio appearing in the October 31, 1999 Annual Report of CitiFunds Intermediate Income Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Auditors" and "Financial Statements" in the Statement of Additional Information.



PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
February 25, 2000

                                                                       Exhibit j
                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post Effective Amendment No. 33 to Registration Statement No. 33-6540 of CitiFunds Fixed Income Trust of our report dated December 14, 1998 appearing in the annual report to shareholders for the ten months ended October 31, 1998 of CitiFunds Intermediate Income Portfolio, (a separate series of CitiFunds Fixed Income Trust), and to the references to us under the headings "Financial Highlights" in the Prospectus and "Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.


Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2000